FUND PARTICIPATION AGREEMENT

Among

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

DAVIS NEW YORK VENTURE FUND

DAVIS SELECTED ADVISERS, L.P.

and

DAVIS DISTRIBUTORS, LLC

THIS AGREEMENT, made and entered into as of this 12th day of March, 2004 by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (hereinafter "GWL&A"), a Colorado life insurance company, on its own behalf and on behalf of its Separate Accounts FutureFunds Series Account ("FutureFunds") and FutureFunds II Series Account ("FutureFunds II") (collectively, the "GWL&A Accounts"); FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (hereinafter "First GWL&A"), a New York life insurance company, on its own behalf and on behalf of its Separate Account FutureFunds II Series Account (the "First GWL&A Account"); (FutureFunds, FutureFunds II, and the First GWL&A Account may be referred to herein individually, or collectively as the "Accounts") (GWL&A and First GWL&A may be referred to herein individually, each as an "Insurance Party," or collectively as the "Insurance Parties"); DAVIS NEW YORK VENTURE FUND, a corporation organized under the laws of Maryland (hereinafter the "Fund"); DAVIS SELECTED ADVISERS , L.P. (hereinafter the "Adviser"), a limited partnership organized under the laws of Colorado; and DAVIS DISTRIBUTORS, LLC (hereinafter the "Distributor), a limited liability company organized under the laws of Delaware.

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (hereinafter the" 1940 Act") , and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act") ; and

WHEREAS, the Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws; and

WHEREAS, the Distributor is duly registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

WHEREAS, GWL&A is the issuer of certain registered and unregistered variable annuity contracts supported wholly or partially by the GWL&A Accounts ("GWL&A Contracts") and First GWL&A is the issuer of certain unregistered variable annuity contracts supported wholly or partially by the First GWL&A Account ("First GWL&A Contracts"), (collectively, the "Contracts") to be made available to owners thereof, including any participants or employees of such owners as applicable ("Contract owners"); and

WHEREAS, GWL&A has registered FutureFunds as a unit investment trust under the 1940 Act and has registered the securities deemed to be issued by the Account under the 1933 Act;

WHEREAS, the GWL&A Accounts are duly organized, validly existing segregated asset accounts, established by resolution of the Board of Directors of GWL&A, under the insurance laws of the State of Colorado, to set aside and invest assets attributable to the GW&LA Contracts and the First GWL&A Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of First GWL&A, under the insurance laws of the State of New York, to set aside and invest assets attributable to the First GWL&A Contracts; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, GWL&A and First GWL&A intend to purchase shares in the Fund(s) listed in Schedule A attached hereto and incorporated herein by reference, as such Schedule may be amended from time to time by mutual written agreement (the

"Designated Portfolio(s)"), on behalf of their respective Accounts to fund the applicable Contracts, and the Fund is authorized to sell such shares to unregistered unit investment trusts such as the Accounts at net asset value ; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Accounts also intend to purchase shares in other open-end investment companies or series thereof not affiliated with the Fund (the "Unaffiliated Funds") to fund the Contracts; and

WHEREAS, GWL&A has arrangements with First GWL&A to provide administrative services, including certain services related to certain performances contemplated herein by First GWL&A; and

WHEREAS, GWL&A and First GWL&A intend to utilize their NSCC member brok er/dealer affiliate , BenefitsCorp Equities, Inc. ("BCE ") to transmit instructions for the purchase, redemption and transfer of Fund shares on behalf of the Accounts, and alone, or with the assistance of a recordkeeping affiliate, to perform certain recordkeeping functions associated with the transfer of Fund shares into and out of the Accounts in order to recognize certain organizational economies; and

NOW, THEREFORE, in consideration of the promises made herein, GWL&A, First GWL&A, the Fund, the Distributor and the Adviser agree as follows:

ARTICLE 1. SALE of Fund Shares

1.1. All purchases, redempt ions and exchanges of Designated Portfolio shares for the Accounts, in addition to the pricing and correction thereof, of Designated Portfolio shares shall be governed by and subject to the terms of the Trading and NSCC Networking Agreement entered into by and between BCE and DAVIS SELECTED ADVISERS, L.P., and dated July 14, 1999, as amended from time to time.

1.2. Notwithstanding Section 1.1 hereof, if an adjustment is necessary to correct an error which has caused Contract owners to receive less than the amount to which they are entitled, the number of shares of the applicable sub-account of such Contract owners will be adjusted and the amount of any underpayments shall be credited by the Adviser to GWL&A and First GWL&A, as applicable, for crediting of such amounts to the applicable Contract owner accounts. Upon notification by the Adviser of any overpayment due to an error, GWL&A or First GWL&A, as applicable, shall promptly remit to Adviser any overpayment that has not been paid to the applicable Contract owners; however, Adviser acknowledges that GWL&A and First GWL&A do not intend to seek additional payments from any Contract owner who, because of a pricing error, may have underpaid for units of interest credited to his/her account. In no event shall GWL&A or First GWL&A be liable to Contract owners for any such adjustments or underpayment amounts.

1.3. The Adviser shall promptly reimburse the applicable Insurance Party for any and all costs or expenses which they incur that are associated with any failure of the Fund to settle trades by the time specified on the Business Day following the Trade Date, as specified and defined in the Trading and NSCC Networking Agreement referenced in Section 1.1 hereof

ARTICLE II. Representations and Warranties of GWL&A and First GWL&A

2.1. GWL&A represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the Accounts prior to any issuance or SALE of units thereof as a segregated asset account under Colorado Law. GWL&A further represents and warrants that the FutureFunds Contracts and the securities deemed to be issued by FutureFunds under such Contracts are or will be registered under the 1933 Act, and that it has registered FutureFunds as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the FutureFunds Contracts and that it will maintain such registration for so long as any such Contracts are outstanding as required by applicable law.

2.2. First GWL&A represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the First GWL&A Account prior to any issuance or SALE of units thereof as a segregated asset account under New York law.

ARTICLE III. Representations and Warranties of the Fund, Adviser and Distributor

3.1. The Fund and Distributor represent and warrant that Designated Portfolio(s) shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with all applicable federal securities laws including without limitation the 1933 Act, the 1934 Act, and the 1940 Act and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.

3.2. The Fund and Adviser agree to comply with applicable provisions and Securities and Exchange Commission ("SEC") staff interpretations of the 1940 Act to assure that the investment advisory or management fees paid to the Adviser by the Fund are in accordance with the requirements of the 1940 Act. To the extent that the Fund finances distribution expenses pursuant to Rule 12b-l, the Fund undertakes to have its Board, a majority of whom are not interested persons of the Fund, formulate and approve any plan pursuant to Rule 12b-l under the 1940 Act to finance distribution expenses.

3.3. The Fund and Adviser represent and warrant that they will make every effort to ensure that the investment policies, fees and expenses of the Designated Portfolio(s) are and shall at all times remain in compliance with applicable state insurance laws and other applicable laws to the extent required to perform this Agreement. The Fund and Distributor represent and warrant that they will make every effort to ensure that Designated Portfolio(s) shares will be sold in compliance with all applicable state insurance and securities laws. The Fund and Distributor shall register and qualify the shares for SALE in accordance with the laws of the various states if and to the extent required by applicable law. The Insurance Parties and the Fund will endeavor to cooperate with respect to the implementation of any modifications necessitated by any change in state insurance laws, regulations or interpretations of the foregoing that affect the Designated Portfolio(s) (a "Law Change"), and to keep each other informed of any Law Change that becomes known to either party.

In the event of a Law Change, the Fund agrees that, except in those circumstances where the Fund has advised one or more of the Insurance Parties that its Board of Directors has determined that implementation of a particular Law Change is not in the best interest of all of the Fund's shareholders with an explanation regarding why such action is lawful, any action required by a Law Change will be taken.

3.4. The Fund represents and that it is lawfully organized and validly existing under the laws of the State of Maryland and that it does and will comply in all material respects with the 1940 Act.

3.5. The Adviser represents and warrants that it is and shall remain duly registered under all applicable federal and state securities laws and that it shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of Colorado and any applicable state and federal securities laws.

3.6. The Distributor represents and that it is and shall remain duly registered under all applicable federal and state securities laws and that it shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of Delaware and any applicable state and federal securities laws.

3.7. The Fund and the Adviser represent and that all of their respective officers, employees, investment advisers , and other individuals or entities dealing with the money and/or securities of the Fund are, and shall continue to be at all times, covered by one or more blanket fidelity bonds or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage required by Rule 17g-l under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bonds shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

3.8. The Fund will provide the Insurance Parties with as much advance notice as is reasonably practicable of any material change affecting the Designated Portfolio(s) (including, but not limited to, any material change in the registration statement or prospectus affecting the Designated Portfolios) and any proxy solicitation affecting the Designated Portfolios) and consult with the Insurance Parties in order to implement any such change in an orderly manner. The Fund agrees to share equitably in expenses incurred by the Insurance Parties as a result of actions taken by the Fund, consistent with the allocation of expenses contained in Schedule B attached hereto and incorporated herein by reference.

ARTICLE IV. Prospectuses and Proxy Statements; Voting

4.1. If applicable state or federal laws or regulations, or SEC interpretations, require that prospectuses for the Fund be distributed to Contract owners, then at least annually, the Adviser or Distributor shall provide the Insurance Parties with as many copies of the Fund's current prospectus for the Designated Portfolio(s) as the Insurance Parties may reasonably request for marketing purposes (including distribution to Contract owners with respect to new SALES of a Contract), with expenses to be borne in accordance with Schedule B hereof. The Fund and Adviser agree that in the future, the Insurance Parties may request that the prospectus (and semi-annual and annual reports) for the Designated Portfolio(s) describe only the Designated Portfolio(s) and not name or describe any other portfolios or series that may be in the Fund, unless required by law. Should an Insurance Party determine that it will make the prospectuses available in an electronic format, the Fund, Adviser or Distributor, as applicable agree to assist that Insurance Party in obtaining the required information from EDGAR and the expenses associated with this form of distribution will be borne in accordance with Schedule B hereof.

4.2. If applicable state or federal laws or regulations, or SEC interpretations, require that the Statement of Additional Information ("SAI") for the Fund be distributed to Contract owners, then the Distributor or the Adviser shall provide the Insurance Parties with copies of the Fund's SAI or documentation thereof for the Designated Portfolio(s) in such quantities, with expenses to be borne in accordance with Schedule B hereof, as the Insurance Parties may reasonably require to permit timely distribution thereof to Contract owners. The Adviser and/or the Fund shall also provide SAIs to any Contract owner or prospective owner who requests such SAI from the Fund (although it is anticipated that such requests will be made to the applicable Insurance Party).

4.3. The Distributor or Adviser shall provide the Insurance Parties with copies of the Fund's proxy material , reports to shareholders and other communications to shareholders for the Designated Portfolio(s) in such quantity, with expenses to be borne in accordance with Schedule B hereof, as the Insurance Parties may reasonably require to permit timely distribution thereof to Contract owners, as required by law.

4.4. It is understood and agreed that , except with respect to information regarding any Insurance Party provided in writing by that party, no Insurance Party shall be responsible for the content of the prospectus or SAI for the Designated Portfolio(s).

4.5. If and to the extent required by law each Insurance Party shall:

(i)

solicit voting instructions from Contract owners;

(ii)

vote the Designated Portfolio(s) shares held in its respective Account in accordance with instructions received from Contract owners; and

(iii) vote Designated Portfolio shares held in its respective Account for which no instructions have been received in the same proportion as Designated Portfolio(s) shares for which instructions have been received from Contract owners, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Insurance Parties reserve the right to vote Fund shares held in any of their respective Accounts in their own right, to the extent permitted by law .

4.6. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings (except insofar as the SEC may interpret Section 16 of the 1940 Act not to require such meetings) or, as the Fund currently intends , comply with Section l6(c) of the 1940 Act (although the Fund is not one of the trusts described in Section l 6(c) of that Act) as well as with Sections l6(a) and, if and when applicable, 16(b). Further , the Fund will act in accordance with the SEC's interpretation of the requirements of Section l6(a ) with respect to periodic elections of directors or trustees and with whatever rules the SEC may promulgate with respect thereto.

ARTICLE V. SALES Material and Information

5.1. The Insurance Parties shall furnish, or shall cause to be furnished, to the Fund or its designee, a copy of each piece of SALES literature or other promotional material that the Insurance Parties develop or propose to use and in which the Fund (or a Designated Portfolio thereof), its Adviser or one of its sub-advisers or the Distributor is named in connection with the Contracts, at least ten (10) business days prior to its use. No such material shall be used if the Fund objects to such use within five (5) business days after receipt of such material. Notwithstanding the foregoing, Insurance Parties shall not be required to provide any material for review hereunder that is not altered by Insurance Parties and is provided to them by a third party or by or on behalf of the Fund.

5.2. The Insurance Parties shall not give any information or make any representations or statements on behalf of the Fund in connection with the SALE of the Contracts other than the information or representations contained in the registration statement, prospectus or SAI for the Fund, as the same may be amended or supplemented from time to time, or in SALES literature or other promotional material approved by the Fund, Distributor or Adviser, except with the permission of the Fund, Distributor or Adviser.

5.3. The Fund, the Distributor or the Adviser shall furnish, or shall cause to be furnished, to the applicable Insurance Party, a copy of each piece of SALES literature or other promotional material in which any Insurance Party and/or its Account(s), is named at least ten (10) business days prior to its use. No such material shall be used if the Insurance Party objects to such use within five

(5) business days after receipt of such material.

5.4. The Fund and the Adviser shall not give any information or make any representations on behalf of any Insurance Party or concerning any Insurance Party, any of the Accounts, or the Contracts, other than the information or representations contained in the registration statement, prospectus or SAI for a Contract, if any, or in the Contracts themselves, as the same may be amended or supplemented from time to time, or in SALES literature or other promotional material approved by such Insurance Party or its designee, except with the permission of such Insurance Party.

5.5. The Fund will provide to GWL&A and First GWL&A at least one complete copy of all registration statements, prospectuses, SAIs, SALES literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Designated Portfolio(s), contemporaneously with the filing of such document(s) with the SEC or NASD or other regulatory authorities.

5.6. For purposes of Articles V and VIII, the phrase "SALES literature and other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media; e.g., online networks such as the Internet or other electronic media), SALES literature any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, SALES literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and shareholder reports, and proxy materials (including solicitations for voting instructions) and any other material constituting SALES literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

1.

At the request of any party to this Agreement, each other party will make available to the other party's independent auditors and/or representative of the appropriate regulatory agencies, all records, data and access to operating procedures that may be reasonably requested in connection with compliance and regulatory requirements related to this Agreement or any party's obligations under this Agreement.

2.	The parties will bear certain expenses i n accordance with Schedule B, as well as Articles and VI hereof. In addition, GWL&A and First GWL&A, or an affiliate designated by

ARTICLE VI. Fees and Expenses them , will receive the fees in connection with the subject matter of this Agreement as described in the Administrati ve Services Agreement, entered into by and between DAVIS SELECTED ADVISERS , L.P. and BCE, dated April 2, 1998 , as amended from time to time.

6.2. All expenses incident to performance by the Fund, Distributor and the Adviser under this Agreement shall be paid by the appropriate party, as further provided in Schedule B. The Fund shall see to it that all shares of the Designated Portfolio (s) are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent required, in accordance with applicable state laws prior to their SALE.

6.3 . The parties shall bear the expenses of routine annual distribution (mailing costs) of the Fund's prospectus and distribution (mailing costs) of the Fund's proxy materials and reports to owners of the Contracts, which maybe required by law, in accordance with Schedule B.

6.4. The Fund, the Distributor and the Adviser ackno wledge that a principal feature of the Contracts is the Contract owner's ability to choose from a number of unaffiliated mutu al funds (and portfolios or series thereof), including the Designated Portfolio(s) and the Unaffiliated Funds, and to transfer the Contract's cash value between funds and portfolios. The Fund and the Adviser agree to cooperate with the Insurance Parties in facilitating the operation of the Accounts and the Contracts as described in the prospectus for the Contracts, including but not limited to cooperation in facilitating transfers between Unaffiliated Funds.

ARTICLE VII. Qualification

7.1 . The Fund, the Distributor and the Adviser represent and warrant that the Fund and each Designated Portfolio is currently qualified as a Regulated Investment Compan y under Subchapter M of the Internal Revenue Code of 1986, as amended (hereinafter the "Code"), and that each Designated Portfolio will maintain such qualification (under Subchapter M or any successor or similar provisions) as long as this Agreement is in effect.

7.2.The Fund, Distributor or Adviser will notify the Insurance Parties immediately uponhaving a reasonable basis for believing that the Fund or any Designated Portfolio has ceased to comply with the aforesaid Subchapter M qualification requirements or might not so comply in the future.

7.3. Without in any way limiting the effect of Sections 8.2, 8.3 and 8.4 hereof and without in any way limiting or restricting any other remedies available to the Insurance Parties, the Adviser or Distributor will pay all costs associated with or arising out of any failure, or any anticipated or reasonably foreseeable failure, of the Fund or any Designated Portfolio to comply with Section 7.1 hereof, including all costs associated with reasonable and appropriate corrections or responses to any such failure; such costs may include, but are not limited to, the costs involved in creating, organizing, and registering a new investment company as a funding medium for the Contracts and/or the costs of obtaining whatever regulatory authorizations are required to substitute shares of another investment company for those of the failed portfolio (including but not limited to an order pursuant to Section 26(b) of the 1940 Act); such costs are to include, but are not limited to, fees and expenses of legal counsel and other advisors to the Insurance Parties and any federal income taxes or tax penalties and interest thereon (or "toll charges" or exactments or amounts paid in settlement) incurred by any of the Insurance Parties with respect to itself or owners of its Contracts in connection with any such failure or anticipated or reasonably foreseeable failure.

7.4. The Fund at the Fund's expense shall provide the Insurance Parties or their designees with reports certifying compliance with the aforesaid Subchapter M qualification requirements, at the times provided for and substantially in the form attached hereto as Schedule D and incorporated herein by reference; provided, however, that providing such reporting does not relieve the Fund of its responsibility for such compliance or of its liability for any non-compliance.

ARTICLE VII. Indemnification

8.1 . Indemnification By Insurance Parties

8.1(a ). Each Insurance Party (solely with respect to their respective Account(s)) agrees to indemnify and hold harmless the Fund, the Distributor and the Adviser and each of their respective officers and directors or trustees and each person, if any, who controls the Fund, Distributor or Adviser within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of thisSection8.1) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of such Insurance Party) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) or settlements are related to the SALE or acquisition of the Fund's shares or the Contracts and:

(i)

arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus or SAI covering the Contracts or the Contracts or SALES literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to such Insurance Party by or on behalf of the Fund for use in its respective registration statement or prospectus or SAI for the Contracts or the Contracts or SALES literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the SALE of the Contracts or Fund shares; or

(ii)

arise out of or as a result of statements or representations (other than statements or representations contained in registration stat ements or prospectuses or SAIs or SALES literature or other promotional material of the Fund not supplied by such Insurance Party or persons under its control) or wrongful conduct of such Insurance Party or persons under such Insurance Party's control , with respect to the SALE or distribution of the Contracts or Fund shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectuses or SAIs or SALES literature or other promotional material of the Fund, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished in writing to the Fund by or on behalf of such Insurance Party; or

(iv)

arise as a result of any failure by such Insurance Party to provide the services and furnish the materials under the terms of this Agreement; or

(v)

arise out of or result from any material breach of any representation and/or warranty made by such Insurance Party in this Agreement or arise out of or result from any other material breach of this Agreement by such Insurance Party, as limited by and in accordance with the provisions of Sections 8.l(b) and 8.1(c) hereof.

8.1(b). No Insurance Party shall be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

8.1(c) . No Insurance Party shall be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the affected Insurance Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify such Insurance Party of any such claim shall not relieve such Insurance Party from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that such Insurance Party has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the affected Insurance Party shall be entitled to participate, at its own expense, in the defense of such action. Such Insurance also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from an Insurance Party to such party of its election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and such Insurance Patty will not be liable to such under this Agreement for any legal or other expenses subsequently incurred by such independently in connection with the defense thereof other than reasonable costs of investigation.

8.1 (d). The Indemnified Parties will promptly notify the affected Insurance Party of the commencement of any litigation or proceedings against them in connection with the issuance or SALE of the Fund shares or the Contracts or the operation of the Fund.

8.2. Indemnification by the Adviser

8.2(a). The Adviser agrees to indemnify and hold harmless the Insurance Parties and their directors and officers and each person, if any, who controls an Insurance Party within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the SALE or acquisition of the Fund's shares or the Contracts and:

(i)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus, SAI or SALES literature or other promotional material of the Fund prepared by the Fund, the Distributor or the Adviser (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Adviser, the Distributor or the Fund by or on behalf of an Insurance for use in the registration statement, prospectus or SAI for the Fund or in SALES literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the SALE of the Contracts or the Fund shares; or

(ii)

arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI or SALES literature or other promotional material for the Contracts not supplied by the Adviser or persons under its control) or wrongful conduct of the Fund, the Distributor or the Adviser or persons under their control, with respect to the SALE or distribution of the Contracts or Fund shares; or

(iii)

arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, SAI or SALES literature or other promotional material covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to an Insurance Party by or on behalf of the Adviser, the Distributor or the Fund; or

(iv)

arise as a result of any failure by the Fund, the Distributor or the Adviser to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with qualification requirements specified in Article VII of this Agreement); or

(v)

arise out of or result from any material breach of any representation and/or warranty made by the Fund, the Distributor or the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser, the Distributor or the Fund; or

(vi)

arise out of or result from the incorrect or untimely calculation or reporting by the Fund, the Distributor or the Adviser of the daily net asset value per share or dividend or capital gain distribution rate; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof. This indemnification is in addition to and apart from the responsibilities and obligations of the Adviser specified in Article VII hereof.

8.2(b). The Adviser shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

8.2(c) . The Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Advis er in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Adviser has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Adviser will be entitled to participate, at its own expense, in the defens e thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Adviser to such party of the Adviser's election to assume the defense ther eof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.2(d ). Each Insurance Party agrees to promptly notify the Adviser of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or SALE of the Contracts or the operation of the applicable Account.

8.3. Indemnification By the Fund

8.3(a). The Fund agrees to indemnify and hold harmless the Insurance Parties and their directors and officers and each person , if any, who controls an Insurance Party within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, expenses , damages and liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may be required to payor become subject under any statut e or regulation, at common law or otherwise, insofar as such losses, claims , expenses, damages, liabilities or expenses (or actions in respect thereof) or settlements, are related to the operations of the Fund and:

(i)

arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification requirements specified in Article VII of this Agreement); or

(ii)

arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund; as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof

8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified

8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve it from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Fund has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof The Fund shall also be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action.

After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this agreement for any legal or other expenses subsequently incurred by such independently in connection with the defense thereof other than reasonable costs of investigation.

8.3(d). Each Insurance Party agrees to promptly notify the Fund of the commencement of any litigation or proceeding against itself or any of its respective officers or directors in connection with the Agreement, the issuance or SALE of the Contracts, the operation of the applicable Account, or the SALE or acquisition of shares of the Fund.

8.4. Indemnification by the Distributor

8.4(a). The Distributor agrees to indemnify and hold harmless the Insurance Parties and their directors and officers and each person, if any, who controls an Insurance Party within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.4) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of the Distributor) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the SALE or acquisition of the Fund's shares or the Contracts and:

(i)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or SALES literature or other promotional material of the Fund prepared by the Fund, Adviser or Distributor (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Adviser, the Distributor or Fund by or on behalf of an Insurance Party for use in the registration statement or SAI or prospectus for the Fund or in SALES literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the SALE of the Contracts or Fund shares; or

(ii)

arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI, SALES literature or other promotional material for the Contracts not supplied by the Distributor or persons under its control) or wrongful conduct of the Fund, the Distributor or Adviser or persons under their control, with respect to the SALE or distribution of the Contracts or Fund shares; or

(iii)

arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, SALES literature or other promotional material covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to an Insurance Party by or on behalf of the Adviser, the Distributor or Fund; or

(iv)

arise as a result of any failure by the Fund, Adviser or Distributor to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification requirements specified in Article VII of this Agreement) ; or

(v)

arise out of or result from any material breach of any representation and/or warranty made by the Fund, Adviser or Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund, Adviser or Distributor; or

(vi)

arise out of or result from the incorrect or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate; as limited by and in accordance with the provisions of Sections 8.4(b) and 8.4(c) hereof This indemnification is in addition to and apart from the responsibilities and obligations of the Distributor specified in Article VII hereof, 8.4(b). The Distributor shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance or such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

8.4(c) . The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liabil ity which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Distributor has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Distributor will be entitled to participate, at its own expense, in the defense thereof. The Distributor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Distributor to such party of the Distributor's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Distributor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8A(d). Each Insurance Party agrees to promptly notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or SALE of the Contracts or the operation of the applicable Account.

ARTICLE IX. Applicable I aw

9.1. Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Colorado, without regard to the Colorado Conflict of Laws provisions.

9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rule s and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith .

ARTICLE X. Termination

10.1. This Agreement shall terminate:

(a)

at the option of any party, with or without cause, with respect to some or all Portfolios, upon twelve (12) months advance written notice delivered to the other parties; provided, however, that such notice shall not be given earlier than six (6) months following the date of this Agreement; Provided, however, that termination by only one Insurance Party shall not terminate this Agreement as between the other Insurance Parties and the Fund, Adviser and Distributor; or

(b)

at the option of an Insurance Party by written notice to the other parties with respect to any Designated Portfolio based upon such Insurance Company's determination that shares of such portfolio are not reasonably available to meet the requirements of the Contracts; Provided, however, that termination by only one Insurance Party shall not terminate this Agreement as between the other Insurance Parties and the Fund, Adviser and Distributor; or

(c)

at the option of an Insurance Party by written notice to the other parties with respect to any Designated Portfolio in the event any of the portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by such Insurance Party; Provided, however, that termination by only one Insurance Party shall not terminate this Agreement as between the other Insurance Parties and the Fund, Adviser and Distributor; or

(d)

with respect to any Insurance at the option of the Fund, Distributor or Adviser in the event that formal administrative proceedings are instituted against such Insurance Party by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding such Insurance Party's duties under this Agreement or related to the SALE of the Contracts, the operation of any Account, or the purchase of the Fund shares, if, in each case, the Fund, Distributor or Adviser, as the case may be, reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of such Insurance Party to perform its obligations under this Agreement; or

(e)

at the option of an Insurance in the event that formal administrative proceedings are instituted against the Fund, the Distributor or the Adviser by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, if such Insurance reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund, the Distributor or the Adviser to perform their obligations under this Agreement; Provided, however, that termination under this subsection (e) with respect to any fewer than every Insurance Party shall not terminate this Agreement as between the other Insurance Parties and the Fund ,Ad viser and Distributor; or

(f)

with respect to any Insurance Party, at the option of either the Fund , the Distributor or the Adviser, if (i) the Fund, the Distributor or Adviser, resp ectively, shall determine, in its sole judgment reasonably exercised in good faith, that such Insurance Party has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or publicity will have a material adverse impact on such Insurance Party's ability to perform its obligations under this Agreement, (ii) the Fund, the Distributor or Adviser notifies such Insurance Party of that determination and its intent to terminate this Agreement, and (iii) after considering the actions taken by such Insurance Party and any other changes in circumstances since the giving of such a notice, the determination of the Fund, the Distributor or Adviser shall continue to apply on the sixtieth (60th) day following the giving of that notice , which sixtieth day shall be the effective date of termination; Provided, however , that termination under this subsection (f) with respect to any fewer than every Insurance Party shall not terminate this Agreement as between the other Insurance Parties and the Fund, Adviser and Distributor; or

(g)

at the option of an Insurance Party if (i) such Insurance Party shall determine, in its sole judgment reasonably exercised in good faith, that the Fund, the Distributor or Adviser has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or publicity will have a material adverse impact on the

Fund's , Distributor 's or Adviser's ability to perform its obligations under this Agreement, (ii) such Insurance Party notifies the Fund, Distributor or Adviser, as appropriate, of that determination and its intent to terminate this Agreement, and (iii) after considering the actions taken by the Fund, Distributor or Adviser and any other changes in circumstances since the giving of such a notice, the determination of such Insurance Party shall continue to apply on the sixtieth (60th) day following the giving of that notice, which sixtieth day shall be the effective date of termination; Provided , howe ver, that termination by any fewer than every Insurance Party shall not terminate this Agreement as between the other Insurance Parties and the Fund, Adviser and Distributor; or

(h)

at the option of any non-defaulting party hereto in the event of a material breach of this Agreement by any party hereto (the "defaulting party") other than as described in 10.1( a)-(g)and(i);pro vided, that the non-defaulting party gives written notice thereof to the defaulting party, with copies of such notice to all other non-defaulting parties, and if such breach shall not have been remedied within thirty (30) days after such written notice is given, then the non-defaulting party giving such written notice may terminate this Agreement by giving thirty (30) days written notice of termination to the defaulting party; or

(i)

at the option of an Insurance Party by written notice to the Fund with respect to any Designated Portfolio if such Insurance Party reasonably believes that the Designated Portfolio will fail to meet the Subchapter M qualifications specified in Article VII hereof; Provided, however, that termination by fewer than every Insurance Party shall not terminate this Agreement as between the other Insurance Parties and the Fund, Adviser and Distributor.

24

10.2. Notice Requirement. No termination of this Agreement shall be effective unless and until the party terminating Agreement gives prior written notice to all other parties of its intent to terminate, which notice shall set forth the basis for the termination. Furthermore,

(a)

in the event any termination is based upon the provisions of Section 10.1(a), 10.1(t) , 10.1(g) or 10.1(h) of this Agreement, the prior written notice shall be given in advance of the effective date of termination as required by those provisions unless such notice period is shortened by mutual written agreement of the parties;

(b)

in the event any termination is based upon the provisions of Section 10.1 (d) or 10.1 (e) of Agreement, the prior written notice shall be given at least sixty (60) days before the effective date of termination; and

(c)

in the event any termination is based upon the provisions of Section 10.1(b), 10.1(c), or 10.1(i), the prior written notice shall be given in advance of the effective date of termination, which date shall be determined by the party sending the notice.

10.3. Effect of Termination. Notwithstanding any termination of Agreement, the Fund, the Distributor and the Adviser shall, at the option of any Insurance Party, continue to make available additional shares of the Designated Portfolio(s) pursuant to the terms and conditions of
Agreement, for all Contracts of such Insurance Party in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of such Existing Contracts (and any participants thereof) shall be permitted to reallocate investments in the Designated Portfolio(s), redeem investments in Designated Portfolio(s) and/or invest in the Designated Portfolio(s) upon the making of additional purchase payments under such Existing Contracts.

10A . Surviving Provisions. Notwithstanding any termination of this Agreement, each party's obligations under Article vii to indemnify other parties shall survive and not be affected by any termination of this

Agreement. In addition, with respect to Existing Contracts, all provisions of this Agreem ent shall also survive and not be affected by any termination of this Agreement.

ARTICLE XI. Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

Davis New York Venture Fund

2949 East Elvira Road, Suite 101

Tucson, AZ 85706

Attention: Kenneth C. Eich, Executive Vice President

If to GWL&A:

Great-West Life & Annuity Insurance Company

8525 East Orchard Road

Greenwood Village, CO 80111

Attention: Al Cunningham, Assistant Vice President, Savings Products PC: Beverly Byrne, Legal

If to First GWL&A:

First Great-West Life & Annuity Insurance Company

c/o Great-West Life & Annuity Insurance Company

8525 East Orchard Road

Greenwood Village, CO 80111

Attention: Al Cunningham, Assistant Vice President, Savings Products PC: Beverly Byrne, Legal

If to the Adviser:

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, AZ 85706

Attention: Kenneth C. Eich, Chief Operating Officer

If to the Distributor:

Davis Distributors, LLC

2949 East Elvira Road, Suite 101

Tucson, AZ 85706

Attention: Kenneth C. Eich, President

ARTI CLE XII . Miscellaneous

12 .1. The parties hereto ackno wledge that any nonpublic personal information (as defined by applicable law or regulation promulgated under Title V of the Gramm-Leach-Bliley Act of 1999

(the "Act"» of Contract owners (and any participant thereof, as applicable) will be disclosed or utilized solely to carry out the terms of this Agreement or pursuant to an exception contained in any applicable law or regulation promulgated under the Act. Further, the Fund, Distributor and Adviser agree to maintain and enforce procedures for the safeguarding and protection of such nonpublic personal information at least as rigorous as those required to be used by Insurance Parties under applicable law. Without limiting the foregoing, no party hereto shall disclose any information that another party has designated as proprietary.

12.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.3. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

12.4 . If any provision of this Agreement shall be held or made invalid by a court decision, statut e, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

12.5 . Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Colorado and/or New York Insurance Commissioner(s) with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable annuity operations of GWL&A and/or First GWL&A are being conducted in a manner consistent with the applicable state's applicable laws or regulations.

12.6. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be settled by arbitration in a forum jointly selected by the relevant parties (but if applicable law requires some other forum, then such other forum) in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof

12.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party, except to an affiliate, without the prior written consent of all parties hereto.

12.9. Each Insurance Party is hereby expressly put on notice of the limitation of liability as set forth in the Declarations of Trust of the Fund and agree that the obligations assumed by the Fund, the Distributor and the Adviser pursuant to this Agreement shall be limited in any case to the Fund, the Distributor and the Adviser and their respective assets and no Insurance Party shall seek satisfaction of any such obligation from the shareholders of the Fund, Distributor or Adviser, or officers, employees or agents thereof

12.10. The Fund, the Distributor and the Adviser agree that the obligations assumed by each Insurance Party pursuant to this Agreement shall be limited in any case to the applicable Insurance Party and its respective assets and neither the Fund, Distributor nor Adviser shall seek satisfaction of any such obligation from the shareholders of any of the Insurance Parties, the directors, officers, employees or agents thereof, or any of them, except to the extent permitted under this Agreement.

12.11. No provision of this Agreement may be deemed or construed to modify or supersede any contractual rights, duties, or indemnifications, as between the Adviser, the Distributor and the Fund.

12.12 . None of the parties hereto shall be liable to the other for any and all losses, damages, costs, charges, counsel fees, payments, expenses or liability due to any failure, delay or interruption in performing its obligations under this Agreement, and without the fault or negligence of such party, due to causes or conditions beyond its control including, without limitation, labor disputes, strikes (whether legal or illegal), lock outs (whether legal or illegal), civil commotion, riots, war and war-like operations including acts of terrorism, embargoes, epidemics, invasion, rebellion, hostilities, insurrections, explosions, floods, unusually severe weather conditions, earthquakes, military power, sabotage, governmental regulations or controls, failure of power, fire or other casualty, accidents, national or local emergencies, boycotts , picketing, slow-downs, work stoppages, acts of God or natural disasters.

[intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By its authorized officer,

By: /s/ George Webb

Title:  Senior Vice President

Date: March 12, 2004

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By its authorized officer,

By: /s/ George Webb

Title: Senior Vice President

Date: March 12, 2004

DAVIS NEW YORK VENTURE FUND

By its authorized officer,

By: /s/ Kenneth C. Eich

Title: Kenneth C. Eich, Executive Vice President

Date: March 5, 2004

DAVIS SELECTED ADVISERS, L.P.

By its authorized officer,

By: /s/ Kenneth C. Eich

Title: Kenneth C. Eich, Chief Operating Officer

Date: March 5, 2004

DAV IS DISTRIBUTORS, LLC

By its authorized officer,

By: /s/ Kenneth C. Eich

Title: Kenneth C. Eich, Executive Vice President

Date: March 5, 2004

SCHEDULE A

DESIGNATED PORTFOI.IOS

Fund	Class	CUSIP
Davis New York Venture	A	239080104

And any other portfolios or series of the Fund that are available and open to new investors on or after the effective date of this Agreement.

SCHE DULE B EXPENSES

The Fund, Distributor and/or Adviser, and the Insurance Parties ("IPS" in this Schedule B) will coordin ate the func tions and pay the costs of completing these functions based upon an allocation of costs and responsibilities set forth in the tables below.

Item	Fun ction	R espo n sib l e for Coordination	Responsib le for Expense
Fund Prospectus (Including Annual Updates)	Printin g of prospectuses, or c ompiling of e lectronic prospectus, if needed in the future	G WL&A	Fund, Distributor or Adviser, as applicable
	Fund or Adviser shall s uppl y GWL&A with such numbers of the Designated Portfolio(s) prospectus( es) as IPS shall reasonably request	GWL&A	Fund , Distributor o r Adviser , as applicable
	D istribution to Contract owners in connection w ith initial rollout of Fund in connection with the Contracts	GWL&A	Fund, Distributo r or Adviser , as applicable
	Distr ibution to New and Inf orce Contract owners other t han as above	GWL&A	IPS
	Di stribution to Prospective Contract owners other than as above	GWL&A	IPS
C ontract Prospectus (including Annual Update s)	Print ing for Inforce Contract owners	GWL&A	IPS
	Printing for Prospective Contract owners	G WL&A	IPS
	Distributio n to New and Infor ce Contract owners	GWL&A	IPS
	Distribution to Prospective Contract owners	GWL&A	IPS
Fund Prospectus Update /Sticker	Distribution t o Contract owners (including l abor and printing) if Required b y Fund , Distributor or Adviser	Fund , Distributor or Adviser	Fund , Distributor or Advise r
	Di stribution to Contract owners ( including labor and printing) if Required by IPS	GWL&A	IPS
C ontract Prospectus Update /Sti cker	Dis t ribution to Contract owners (inc luding labor and printing) if Required by Fund, Distributor or Adviser	GW L&A	F und, Di stributor or Adviser

	Distribution to Contract owners (includ ing labor and printing ) if Required by IPS	GWL&A	IPS
F und SAI	Printing	Fund, D istributor or	Fu nd ,

		A dviser	Distributor or A dviser
	Distribution	GWL&A	IPS
Co ntract SAI	Printing	GWL &A	IPS
	D istribution	GWL&A	I PS
P roxy Material for Fund :	Prin ting if pro xy required by Law	Fund o r Advi ser	F und or Adviser
	D istribution t o C ontract owners ( including labor , if r equired) i f prox y required by Law	GWL &A	F und or Adviser
	P rinting & di stribution if required b y IPS	GWL&A	IPS
Fund Annual & Semi-Annual R eport	Pr inting of combined reports	GW L&A	Fu nd or Adviser
	D istribution	GWL&A	IPS
Oth er communication to New and Pr ospective Contract owners	Distri bution (in cluding la bor and print i ng) if re quired by Fu nd or Adviser	G WL&A	Fund or Adviser
	Distribution (including labor and printing) if required by IP S	GW L&A	IPS

Item	Function	Responsible for C oordination	Party R es p onsible for Ex pe nse
O ther comm unication to I nforce Contract owners	Di stribution (including labor and p rinting) if required by the Fund or Adviser	GWL&A	Fund or Advise r
	Distribution (including la bor and printing) if required b y IP S	GWL&A	IPS
Error s in Share Price calculation	Cost of error to participants	GW L&A	Fu nd or Adviser
	Cost of administrative work to correct error	GW L&A	F und or Adviser

Substitution Or ders	Appl ication f or, and implementation of (including necessary p rinting and mailings) , s ubstitution orders r equired as a result of F und action	G WL&A	F und or Adviser
O perations of t he Fund

A ll opera tions a nd re lated ex penses, in cluding th e cost of r egistration and qu alification o f shares, taxes on the issuance or transfer of s hares, cos t of management of t he business a ffairs of the Fund , an d expen se s pa id or ass umed by t he fun d pu rsuant to any R ule l2b1 plan

		F und or Adviser	Fund or Adviser

SCHEDULEC

NON-COMPETE PROVISIONS

Insurance Parties intend to offer Fund, Adviser and Distributor, as applicable, access to their, or their affiliates' or their parent company's (each , a "Company," collecti vely, the "Companies") current and prospective customers (hereinafter "Customers") so that Customers will have the option of purchasing the Designated Portfolio shares of the Fund. Fund, Distributor and Adviser, as applicable, desires to make the Designated Portfolio(s) available to Customers, yet acknowledges that under certain circumstances, the ability of Fund, Adviser or Distributor, as applicable, to solicit business from Customers should be subject to special limitations in exchange for the increased ability to offer its product through a Company's introduction. An introduction will consist of a Company's inclusion of the Designated Portfolio(s) in the Retirement Plan Product offered to a Customer for that Customer's consideration.

1.

In the scenario where anyone of the Companies introduces Fund, Adviser or Distributor, as applicable, in any manner to a Customer which ultimately purchases a Retirement Plan Product from one of the Companies, and one of the Companies includes the Designated Portfolio(s) in the products offered to that Customer, Fund , Ad viser and Distributor, as applicable, agree not to utilize any confidential information (which shall include, but not be limited to, all facts, circumstances, information, data, plans, projects and technical or commercial knowledge gained in relation to a Company, or received from a Company, including , but not limited to, information regarding customers (such as retirement plans and plan participants), emplo yees, suppliers servicing methods, programs , fees , strategies and related information) received in connection with offering its product to Customer in any solicitation of Retirement Plan Product Business from that Customer. Further, Fund, Adviser and Distributor, as applicable, will not attempt to contact Customers regularly nor attempt to sell its mutual funds directly to Customer on a stand-alone basis while the Designated Portfolio(s) are included in a Company's arrangement with the Customer. For purposes of this Agreement "Retirement Plan Product" includes, but is not limited to, group or individual annuity contracts, GIC's, separate accounts and wrapped or unwrapped mutual funds whether sold separately or in conjunction-with each other.

2.

In the scenario where anyone of the Companies introduces the Fund, Adviser or Distributor in any manner to a Customer which ultimately purchases a Retirement Plan Product from a Company and the Customer does not select the Fund, the Fund, Adviser or Distributor may directly communicate with Customer a bout Retirement Plan Product business and may sell product directly to Customer provided it does not utilize the confidential information referred to above.

3.

In the scenario where anyone of the Companies introduces Fund, Ad viser or Distributor in any mann er to a Customer which does not purchase a Retirement Pl an Product from a Company, the Fund, Adviser and Distributor are not subject to any prohibitions regarding SALESto and communications with that Customer. Likewise, there are no prohibitions where none of the Companies provides an introduction.

A Company may decide in its discretion when it desires to provide an introduction to one of its Customers. A Company has no obligation to provide introductions to its Customers.

SCHEDI II , E D Reports per Section 74

With regard to the reports relating to the quarterly testing of compliance with the requirements of Subchapter M under the Code and the regulations thereunder, the Fund shall provide within twenty

(20) Business Days of the close of the calendar quarter a report to GWL&A in the Form Dl attached hereto and incorporated herein by reference , regarding the status under such sections of the Code of the Designated Portfolio(s), and if necessary, identification of any remedial action to be taken to remedy non-compliance.

With regard to the reports relating to the year-end testing of compliance with the requirements of Subchapter M of the Code, referred to hereinafter as "RIC status," the Fund will provide the reports on the following basis: (i) the last quarter's quarterly reports can be supplied within the 20-day period, and (ii) a year-end report will be provided 45 days after the end of the calendar year. However, if a problem with regard to RIC status, as defined below, is identified in the third quarter report, on a weekly basis ,starting the first week of December, additional interim reports will be provided specially addressing the problems identified in the third quarter report. If any interim report memorializes the cure of the problem, subsequent interim reports will not be required.

A problem with regard to RIC status is defined as any violation of the following standards, as referenced to the applicable sections of the Code:

(a)

Less than ninety percent of gross income is derived from sources of income specified in Section 851(b)(2);

(b)

Less than fifty percent of the value of total assets consists of assets specified in Section 851(b)(3)(A); and

(c)

No more than twenty-five percent of the value of total assets is invested in the securities of one issuer, as that requirement is set forth in Section 851(b)(3)(B).

FORMDI CERTIFICATE OF COMPLIANCE

For the quarter ended:

I, , a duly authorized officer, director or agent of Fund hereby swear and affirm that Fund is in compliance with all requirements of Subchapter M of the Code and the regulations thereunder as required in the Fund Participation Agreement among Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and _ other than the exceptions discussed below:

Exceptions	Remedial Action

If no exception to report, please indicate “None.”

Signed this day of , .

____________________________
(Signature)

BY:____________________________
(Type or Print Name and Title/Position)